UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2015 (November 20, 2015)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 20, 2015, Community Health Systems, Inc. (the “Company”) issued a press release announcing the filing of Amendment No. 2 to the Registration Statement on Form 10, which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 4, 2015, and amended on October 16, 2015, by Quorum Health Corporation (“QHC”), an indirect wholly-owned subsidiary of the Company. As previously announced, QHC is expected to become an independent publicly traded company as a result of the spin-off by the Company of the stock of QHC to the Company’s stockholders. Upon completion of the spin-off, QHC will operate a group of 38 hospitals and Quorum Health Resources, LLC, a leading hospital and management consulting business. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01.

The Form 10 contains a preliminary information statement that includes, among other things, historical financial statements for QHC for fiscal years 2012-2014 and management’s discussion and analysis of the results of operations and financial condition for such fiscal years, as well as information related to the planned spin-off of QHC, the business of QHC and other customary legal and financial disclosures for QHC, including risk factors. The Form 10 is accessible through the SEC’s database of online corporate financial information at www.sec.gov. A copy of the Form 10 filing will also be available on the investor relations page at www.chs.net.

Item 8.01	Other Events

On November 20, 2015, the Company issued a press release announcing that James T. Breedlove, Adam Feinstein, William M. Gracey, Joseph A. Hastings, D.M.D., William S. Hussey, Barbara R. Paul, M.D., and R. Lawrence Van Horn, Ph.D. are expected to join the Board of Directors of QHC. Thomas D. Miller, who has been previously named to become the Chief Executive Officer of QHC, is also expected to serve on the QHC Board of Directors.

In addition, the Company announced in the press release that the future QHC executive management team will include Shaheed Koury, M.D. as senior executive of Quality and Medical Staff Relations, James Matthew Hayes as a senior executive of Operations, and R. Harold McCard, Jr. as General Counsel. These individuals will join Mr. Miller and the other previously announced members of the QHC executive management team, Michael J. Culotta as Chief Financial Officer, and Martin D. Smith as Executive Vice President of Operations.

A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release, dated November 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer
and Director
(principal financial officer)

Exhibit Index

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release, dated November 20, 2015.